UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2019
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	OUT	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, OUTFRONT Media Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders on June 10, 2019 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved, among other things, the OUTFRONT Media Inc. Amended and Restated Omnibus Stock Incentive Plan (the “Amended and Restated Omnibus SIP”). The Amended and Restated Omnibus SIP was previously approved by the Company’s board of directors (the “Board”) on April 15, 2019.

The Amended and Restated Omnibus SIP is substantially similar to the prior version of the plan, except that the Amended and Restated Omnibus SIP:

•
increases the number of shares of the Company’s common stock reserved for issuance under the Company’s prior plan by 5,100,000 shares, so that the aggregate number of shares reserved for issuance under the Amended and Restated Omnibus SIP is 13,100,000 shares, comprised of the 8,000,000 shares initially reserved for issuance under the prior plan as of the date such plan first became effective on March 27, 2014, plus the 5,100,000 new shares;

•
provides that dividends declared on, and dividend equivalents credited in respect of, outstanding awards may not vest or become payable unless and until the underlying award becomes vested and nonforfeitable;

•	details how outstanding awards will be treated upon a “change in control” of the Company; and

•
contains a modified form of the Section 280G “safe harbor cap,” which limits the amount of potential parachute payments that a recipient may receive to no more than 299% of the recipient’s base amount, but only if such cutback results in larger after-tax payments to the recipient.

The foregoing summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated Omnibus SIP, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2019, the Company filed Articles of Amendment to its charter (the “Charter”) to (i) eliminate the Company’s supermajority voting requirements for the removal of directors so that any director, or the entire Board, may be removed from office at any time, but only for cause (as defined in the Charter) and only by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast generally in the election of directors; (ii) declassify the Board, with directors elected at the Annual Meeting serving until the 2022 Annual Meeting of Stockholders, directors elected at the 2020 Annual Meeting of Stockholders serving until the 2022 Annual Meeting of Stockholders, and directors elected at the 2021 Annual Meeting of Stockholders serving until the 2022 Annual Meeting of Stockholders, and, in each case, until their respective successors are duly elected and qualify; and (iii) make clarifying, conforming and ministerial changes. The Articles of Amendment became effective on June 10, 2019 upon their filing with, and acceptance by, the State Department of Assessments and Taxation of Maryland.

The foregoing summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the Charter, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 10, 2019. At the Annual Meeting, the Company’s stockholders voted for (1) the re-election of two incumbent directors, Nicolas Brien and Angela Courtin, to the Board; (2) the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2019; (3) the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; (4) the approval of amendments to the Charter to eliminate the supermajority voting requirements for the removal of directors; (5) the approval of an amendment to the Charter to declassify the Board; and (6) the approval of the Amended and Restated Omnibus SIP. The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting were as follows:

(1) Election of two Class II director nominees.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nicolas Brien	74,052,415	47,033,613	112,126	10,665,030
Angela Courtin	88,105,263	32,978,841	114,050	10,665,030

(2) Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,049,172	680,167	133,845	—

(3) Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,959,547	15,092,397	146,210	10,665,030

(4) Approval of amendments to the Charter to eliminate the supermajority voting requirements for the removal of directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,065,812	96,876	35,466	10,665,030

(5) Approval of an amendment to the Charter to declassify the Board.

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,022,070	98,608	77,476	10,665,030

(6) Approval of the Amended and Restated Omnibus SIP.

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,316,524	2,730,201	151,429	10,665,030

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Articles of Amendment and Restatement of OUTFRONT Media Inc. effective March 28, 2014, as amended by the Articles of Amendment of OUTFRONT Media Inc. effective November 20, 2014 and June 10, 2019.

10.1	OUTFRONT Media Inc. Amended and Restated Omnibus Stock Incentive Plan.

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment and Restatement of OUTFRONT Media Inc. effective March 28, 2014, as amended by the Articles of Amendment of OUTFRONT Media Inc. effective November 20, 2014 and June 10, 2019.

10.1	OUTFRONT Media Inc. Amended and Restated Omnibus Stock Incentive Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: June 10, 2019